SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.         )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to Rule 14a-12

COMPUTER ASSOCIATES INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)

RANGER GOVERNANCE, LTD.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EXPLANATORY NOTE

        Ranger Governance, Ltd., a Texas limited partnership ("Ranger") is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.

Table of Contents

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Content of http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=26113&script=1100	Item 2

Content of Item 1-2

Ranger Governance

Ranger Governance Limited

Audio Archives

Event	Date	Format

2001 Conference Call	6/26/2001	Real Media

Section 1: Opening Remarks (3 min. 37 sec.)
Section 2: Financial Review (5 min. 29 sec.)
Section 3: Research (2 min. 46 sec.)
Section 4: Closing Remarks (12 min. 3 sec.)
Section 5: Question and Answer Session (33 min. 45 sec.)
Entire event: 2001 Conference Call (58 min.)

IMPORTANT INFORMATION
Ranger Governance plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger Governance's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER GOVERNANCE ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at http://www.sec.gov, along with any other relevant documents. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger Governance at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow and Company at 212-754-8000, or at http://www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders is available in the Soliciting Materials on Schedule 14A filed by Ranger Governance with the SEC on this date.

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Press Releases

RANGER GOVERNANCE ADDS TWO NOMINEES

RANGER GOVERNANCE CHALLENGES COMPUTER ASSOCIATES' MANAGEMENT TO JOINT STUDY OF CUSTOMERS' SATISFACTION - 6.26.01

"COMPUTER ASSOCIATES' RETURN TO SHAREHOLDERS IS DEAD LAST AMONG COMPETITORS," WYLY TELLS INVESTORS, ANALYSTS - 6.26.01

SAM WYLY CALLS COMPUTER ASSOCIATES' TOP MANAGERS "ARROGANT" FOR IGNORING MAJORITY OF SHAREHOLDERS - 6.25.01

IN OPEN LETTER TO COMPUTER ASSOCIATES EMPLOYEES, SAM WYLY OUTLINES BENEFITS JOF RANGER GOVERNANCE PLAN - 6.22.01

RANGER GOVERNANCE, LTD. ANNOUNCES PROXY SOLICITATION TO REPLACE COMPUTER ASSOCIATES' BOARD OF DIRECTORS - 6.21.01

SAM WYLY CITES COMPUTER ASSOCIATES' CHRONIC ABUSE OF CUSTOMERS AND EMPLOYEES AS MOTIVATION FOR PROXY BATTLE IN PERSONAL LETTER TO COMPANY PRESIDENT AND CEO SANJAY KUMAR - 6.21.01

RANGER GOVERNANCE ADDS TWO NOMINEES

FOR COMPUTER ASSOCIATES' BOARD TO FIELD FULL SLATE OF 10

Dennis Crumpler, Founder of XcelleNet, and Former Texas Instruments

Executive Richard J. Agnich Join Group of Independent, Proven Executives

With Valuable Industry Experience

Dallas, Texas, June 29, 2001 - Ranger Governance, Ltd. announced today the addition of two seasoned executives from the computer software and electronics industries to its independent slate of nominees for the Board of Directors of Computer Associates International, Inc. (NYSE: CA).

The new nominees are Dennis Crumpler, founder of XcelleNet, Inc., the industry leader in systems management for large-scale remote and mobile systems, and Richard J. Agnich, recently retired Senior Vice President, Secretary and General Counsel of Texas Instruments, one of the world's leading electronics companies.

Ranger Governance, a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, announced on June 21 that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company's current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position CA for future growth, and dramatically improve its relations with customers, employees and investors. Last week, CA increased the number of Board members from eight to 10. Ranger is now running a full slate of 10 for the expanded Board.

Ranger's Sam Wyly said, "Dennis Crumpler and Dick Agnich are two very highly-qualified and truly independent leaders with decades of experience directly relevant to Computer Associates. We are proud to have them on the Ranger team."

"The Ranger slate will bring to CA a Board made up of world-class leaders with deep and strong software industry experience and related expertise, Mr. Wyly added. "Many of us were involved with companies where CA software products were created and originally introduced to the marketplace. We are committed to giving CA independent, proven leadership that will provide strategic direction, restore integrity and assure accountability to shareholders, so we can get CA growing and build value for shareholders."

Mr. Wyly continued, "We have gone from eight nominees to 10, because we think that shareholders should be able to vote on slates of candidates that are equal in number, although that's the only thing equal about these two slates. The current CA Board is a rubber stamp that will approve anything the current senior management wants - even if it's $1 billion in stock at a time when individual investors are losing money.

Dennis Crumpler

Mr. Crumpler currently is General Partner of CIMCO, LLC, an investment management company that includes an early stage venture fund. CIMCO, LLC has invested in companies including Green Mountain Energy, Francisco Partners, Seventh Wave Technologies and Fulcrum Ventures. Mr. Crumpler founded XcelleNet in 1986. The company completed its IPO in 1994 and was acquired by Sterling Commerce, Inc. in 1998. Earlier, Mr. Crumpler co-founded Sales Technologies, Inc., a successful pioneer in field sales automation software that was sold to Dun & Bradstreet in 1989. He began his business career in 1982 as a consultant with McKinsey and Company.

Richard J. Agnich

Until his retirement from Texas Instruments in 2000, Mr. Agnich spent 27 years with the electronics leader, serving from 1988 to 2000 as Senior Vice President, Secretary and General Counsel. He was also a member of TI's Strategy Leadership Team, and shared responsibility for transforming the company from a diversified electronics conglomerate into a focused and digital signal processing and analog integrated circuit company. He is a member of the board of trustees of Austin College, and serves as Chairman of the Entrepreneurs Foundation of North Texas.

The other Ranger Governance nominees are:

Sam Wyly - manager of Ranger Capital and founder of University Computing Company, Sterling Software, Sterling Commerce and other companies.

Bob Cook - founder of VM Software, founder of Systems Center, Director of Sterling Commerce, software venture capitalist, and CEO of Sigaba Corp.

Mark Cuban - founder and former CEO of two software companies, Broadcast.com and MicroSolutions, a value-added reseller and systems integrator, like many CA customers, and now owner of the Dallas Mavericks basketball team;

Dixon Doll - founder and manager of venture capital firm DCM and strategy consulting firm DMW Group, with a Ph.D. in engineering;

Dr. Wendy Lee Gramm - Distinguished Senior Fellow at George Mason University, director of Enron, and former Chairman, U.S. Commodity Futures Trading Commission, with a Ph.D. in economics;

Stephen Perkins - co-founder of Sterling Commerce, with 31 years experience in the development and marketing of commercial software products;

Cece Smith - former Chairman, Federal Reserve Bank of Dallas and co-founder and managing partner, Phillips-Smith-Machens Venture Partners, and a C.P.A;

Elizabeth VanStory - former President of iMotors.com and Vice President of OfficeDepot.com, and now a management consultant.

Ranger Governance is an affiliate of Ranger Capital Group, a multi-manager investment fund based in Dallas, Texas. More information about Ranger Governance is available at www.rangergov.com.

Contact:

Michael Gross or Eric Andrus

212.484.7634

Important Information

Ranger Governance plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger Governance's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER GOVERNANCE ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at www.sec.gov, along with any other relevant documents. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger Governance at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 212-754-8000, or at www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders is available in the Soliciting Materials on Schedule 14A filed by Ranger Governance with the SEC.

This document contains expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs, including those relating to maximizing stockholder value, are the opinions and beliefs of Ranger. In addition, the Ranger nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.

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RANGER GOVERNANCE CHALLENGES COMPUTER ASSOCIATES' MANAGEMENT TO
JOINT STUDY OF CUSTOMERS' SATISFACTION

Rebutting Attack, Top Survey Firm Says CA Has "Serious Problem With Customers"

Ranger: "Let's give all CA shareholders the information they need to decide"

Dallas, Texas - June 26, 2001 - Ranger Governance, Ltd. today challenged the current senior management of Computer Associates International, Inc. (NYSE: CA) to join in commissioning an independent professional survey of the Company's customers. "Let's give all CA shareholders the information they need to decide for themselves whether customers are satisfied with service from CA," said Stephen Perkins, a member of Ranger's proposed Board for CA.

Mr. Perkins, who is a co-founder with Sam Wyly of Sterling Commerce, issued the challenge on behalf of Ranger Governance, Ltd. in response to an attack by CA management on a June 2001 survey by Penn Schoen & Berland Associates, Inc., which found high levels of dissatisfaction among CA customers.

Mr. Perkins said, "It's no surprise that the current top management doesn't like the results of the study by one of America's most respected opinion research firms, which demonstrate clearly that Computer Associates customers are extremely unhappy with the Company.

"Our only concern is that all shareholders have all the information they need. We propose that the Company and Ranger cooperate on a second study of customers by an independent research firm we would jointly select and split the cost, provided that we give the results to CA's shareholders. We have no doubt that another, professional survey will confirm what Penn, Schoen & Berland found: that Computer Associates faces substantial customer dissatisfaction with the way the Company meets their needs. Attacking the messenger is not the way to solve this fundamental customer relations issue, which is undermining CA's ability to create value for shareholders."

"A Serious Problem With Its Customers"

Doug Schoen of Penn, Schoen & Berland also responded to a report prepared by Guidestar Communications, Inc. for CA's management on his firm's research. Mr. Schoen said, "Our study employed standard survey questions and techniques designed to find out what respondents really think. The margin of error is approximately 10%, which means that our finding that 46% would get out of their commitment with CA if they could actually might be 36% to 56%. It should be clear that such extreme customer dissatisfaction, anywhere in this range, means that the Company has a serious problem with its customers."

Referring to data from Guidestar, Mr. Schoen added, "If 93% of customers say CA's software is important to them, that reflects nothing more than the fact that they need the software. And if 75% of customers report they have `a positive working relationship with CA,' this is not a number that most other companies in a competitive industry would find acceptable."

"We stand by our findings and our conclusion that CA faces serious challenges to continue as a successfully functioning business," Mr. Schoen said.

Mr. Schoen also pointed out that Guidestar's criticism of the survey for interviewing executives of companies that are not CA customers was misplaced, since the responses of non-customers were not included in any of the data on customers' responses. Both non-customers and former customers were interviewed separately by Penn, Schoen & Berland to ascertain their attitudes toward the Company.

Penn, Schoen & Berland Associates, Inc. has been a leader in opinion research for 27 years. Its clients include many of the world's leading corporations in the computer technology, communications and other industries.

Ranger Governance, a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, announced on June 21 that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company's current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. Ranger Governance is an affiliate of Ranger Capital Group, a multi-manager investment fund based in Dallas, Texas. More information about Ranger Governance is available at www.rangergov.com.

Contact:

Michael Gross or Eric Andrus

212.484.7634

Important Information

Ranger Governance plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger Governance's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER GOVERNANCE ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at www.sec.gov, along with any other relevant documents. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger Governance at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 212-754-8000, or at www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders is available in the Soliciting Materials on Schedule 14A filed by Ranger Governance with the SEC.

This document contains expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs, including those relating to maximizing stockholder value, are the opinions and beliefs of Ranger. In addition, the Ranger nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.

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"COMPUTER ASSOCIATES' RETURN TO SHAREHOLDERS IS DEAD LAST AMONG
COMPETITORS," WYLY TELLS INVESTORS, ANALYSTS

Says It's Time to End "Total Lack of Accountability to Shareholders"

Pledges to Increase CA Holdings After Current Board and Management Are Replaced

New York, NY, June 26, 2001 - At a conference with institutional investors and financial analysts that was Webcast live today, Sam Wyly detailed Ranger Governance's plan for Computer Associates International, Inc. (NYSE: CA), pointing out that "CA is dead last among its competitors in total return for shareholders over the past five years."

Mr. Wyly said that, under its current Board and senior management, CA has generated a negative 11% return for shareholders over the past five years - compared to a range among nine competitors of positive 16% to 2,260%, and a 171% average for the industry.

"That makes CA a dismal 10th out of 10 competing companies," Mr. Wyly emphasized. "It is time to end the total lack of accountability to shareholders by the current Board and management that has led to CA's chronic poor performance."

Mr. Wyly also told the investors and analysts that he would increase his current stake in Computer Associates after new leadership is elected. "I have a stake in CA that used to be worth $110 million but is now down to $55 million. I have no intention of buying additional shares while the Company is in the hands of its current Board and management. I am committed, however, to expanding my investment once we succeed in our plan for change at CA, and I'm sure many other investors feel the same way."

Held at the St. Regis Hotel in New York City, the conference was Webcast at www.rangergov.com. Replays of the Webcast are now available at the site. In addition to Mr. Wyly, Manager of Ranger Capital and Founder of University Computing Company, Sterling Software, Sterling Commerce and other companies, the participants were Stephen Perkins, Member of Ranger Governance's proposed Board for CA and Co-Founder of Sterling Commerce; and George Ellis, Advisor to Ranger Governance and former CFO of Sterling Software.

The Ranger team outlined a plan to restore the Company's credibility and build shareholder value. The key elements of the Ranger plan are:

A new, independent Board of Directors made up of experienced executives;
The restructuring of CA into four independent business groups;
Recruitment, or promotion from within, of world-class CEOs to head the four groups;
A program of continuous product innovation;
Strong new corporate governance policies; and
Building of a customer-focused corporate culture.

Ranger Governance, a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, announced on June 21 that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company's current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. Ranger Governance is an affiliate of Ranger Capital Group, a multi-manager investment fund based in Dallas, Texas. More information about Ranger Governance is available at www.rangergov.com.

Contact:

Michael Gross or Eric Andrus

212.484.7634

Important Information

Ranger Governance plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger Governance's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER GOVERNANCE ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at www.sec.gov, along with any other relevant documents. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger Governance at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 212-754-8000, or at www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders is available in the Soliciting Materials on Schedule 14A filed by Ranger Governance with the SEC.

This document contains expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs, including those relating to maximizing stockholder value, are the opinions and beliefs of Ranger. In addition, the Ranger nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.

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SAM WYLY CALLS COMPUTER ASSOCIATES' TOP MANAGERS "ARROGANT" FOR
IGNORING MAJORITY OF SHAREHOLDERS

Dallas, Texas, June 25, 2001 - Ranger Governance, Ltd. today issued the following statement by Sam Wyly regarding Computer Associates' (NYSE: CA) efforts to use the support of its largest shareholder Walter Haefner as an excuse to ignore all other shareholders.

"It is the height of arrogance for Wang and Kumar to publicize Walter Haefner's pledge of support as a way to intimidate other shareholders from casting their vote against this inept management. It is exactly this kind of autocratic attitude that has caused management to ignore and abuse all CA shareholders by destroying shareholder value over the past five years.

"This is an election, and, so far, no votes have been cast. If the last Presidential election holds any lesson, it's that every vote really does count, and carrying California does not necessarily mean you win.

"I have the highest respect and admiration for Walter Haefner, and that will not change regardless of how he ultimately votes. Walter's CA stock comes from his investment in a company I founded, University Computing, whose products continue to be the heart of CA's systems software.

"Wang and Kumar have reported to him obediently at the end of each quarter - as if he were the Company's only shareholder - and they care little about all of the other shareholders.

"Based on what investors are telling us, we believe there will be overwhelming support for our proposal to elect new, independent, proven leadership for CA, and for our plan to remake Computer Associates into a growth company. Usually shareholders have no choice: the incumbents have a monopoly. This time the owners have a choice."

Ranger Governance, a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, announced on June 21st that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company's current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors.

About Ranger Governance, Ltd.

Ranger Governance is an affiliate of Ranger Capital Group, a multi-manager investment fund based in Dallas, Texas. More information about Ranger Governance is available at www.rangergov.com.

Contact:

Michael Gross or Eric Andrus

212.484.7634

Important Information

Ranger Governance plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger Governance's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER GOVERNANCE ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at www.sec.gov, along with any other relevant documents. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger Governance at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 212-754-8000, or at www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders is available in the Soliciting Materials on Schedule 14A filed by Ranger Governance with the SEC.

TOP ^ | HOME

IN OPEN LETTER TO COMPUTER ASSOCIATES EMPLOYEES,
SAM WYLY OUTLINES BENEFITS OF RANGER GOVERNANCE PLAN

Cites New Opportunities, Enhanced Value of Shares, Greater Job Satisfaction
And Renewed Customer Trust

Dallas, Texas, June 22, 2001 - Sam Wyly of Ranger Governance, Ltd. has written an open letter to all employees of Computer Associates International, Inc. (NYSE: CA), describing the benefits to employees of Ranger's proposed plan for the Company. The letter was posted today on the Ranger Governance website, www.rangergov.com.

In his letter, Mr. Wyly emphasized that a more successful, innovative Computer Associates with a positive work environment and new leadership would:

Expand opportunities for all employees;
Build value for the many employees who have a stake in the Company's stock;
Increase personal and professional satisfaction; and
Restore the confidence of customers, who are increasingly alienated.

Ranger Governance, a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, announced yesterday that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company's current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors.

A copy of Mr. Wyly's open letter to employees is attached.

About Ranger Governance, Ltd.

Ranger Governance is an affiliate of Ranger Capital Group, a multi-manager investment fund based in Dallas, Texas. More information about Ranger Governance is available at www.rangergov.com.

Contact:

Michael Gross or Eric Andrus

212.484.7634

Important Information

Ranger Governance plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger Governance's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER GOVERNANCE ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at www.sec.gov, along with any other relevant documents. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger Governance at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 212-754-8000, or at www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders is available in the Soliciting Materials on Schedule 14A filed by Ranger Governance with the SEC.

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RANGER GOVERNANCE, LTD. ANNOUNCES PROXY SOLICITATION TO REPLACE
COMPUTER ASSOCIATES BOARD OF DIRECTORS

Cites Computer Associates' Lackluster Performance, Accounting Gimmicks and Persistent Abuse of Customers and Employees

Releases Findings of Survey Showing 46% of Customers Would Drop Company's Services, If They Could

Proposes Slate of Highly-Qualified, Independent Directors to Restore Integrity to Company's Operations and Accelerate Growth

Seeks to Replace CA's Culture of Fear and Intimidation with Culture of Continuous Product Innovation and Superior Customer Service

Calls for Overhaul of Corporate Governance Policies To Ensure Proper Board Oversight and Full Accountability to Shareholders

Dallas, Texas, June 21, 2001 - Ranger Governance, Ltd., a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, announced today that it has initiated a proxy solicitation of the stockholders of Computer Associates International, Inc. (NYSE: CA).

In addition to nominating a slate of replacements for the current Computer Associates Board of Directors, Ranger Governance proposed a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve the Company's relations with customers, employees and investors.

Computer Associates acquired two companies started by Ranger Governance manager Sam Wyly during his career - University Computing Company in 1987 and Sterling Software in 2000. Many Computer Associates software products were created and originally introduced to the marketplace by these companies.

Sam Wyly said, "By any performance measure - stock price, financial growth or customer satisfaction - Computer Associates has clearly under-performed against its peer companies. With a pervasive culture of fear and intimidation, the Company has abused and alienated customers, employees and shareholders alike. At the same time, management's use of accounting gimmicks and its excessive compensation for lackluster performance have strained its credibility with the financial community.

"Simply stated, Computer Associates has unnecessarily conceded key advantages to its competitors and let the best software market in history pass it by," said Mr. Wyly. "Computer Associates could be a great company, but only with an independent new Board and management team. Our proposals will enable the Company to realize the full potential of its winning products, people and customers, and achieve substantial new growth and success."

Survey Finds Extreme Dissatisfaction Among Customers

Mr. Wyly pointed to key findings of a recent, professional survey that showed 46% of Computer Associates' customers would get out of their commitment with the Company if they could. The study, conducted by Penn, Schoen & Berland Associates, Inc., found that customers have little trust or confidence in the Company's current senior management with only a third considering them to be "honest." The in-depth survey was conducted by interviewing a randomly selected sample of senior decision-makers at Fortune 1000 companies.

"There can be no question that this is a company in crisis, when nearly half its customers want out, and most don't trust the honesty or integrity of senior management," Mr. Wyly said.

A New, Independent Board of Proven Executives

Ranger Governance proposed an eight-person slate of highly-qualified executives with decades of management and investment experience with growing software, computer, technology and communications companies and corporate governance issues.

The nominees are:

Bob Cook - founder of VM Software, founder of Systems Center, Director of Sterling Commerce, and software venture capitalist;

Mark Cuban - founder and former CEO of two software companies, Broadcast.com and MicroSolutions, and owner of the Dallas Mavericks basketball team;

Dixon Doll - founder and manager of venture capital firm DCM and strategy consulting firm DMW Group;

Dr. Wendy Lee Gramm - Distinguished Senior Fellow at George Mason University, director of Enron, and former Chairman, U.S. Commodity Futures Trading Commission;

Stephen Perkins - co-founder of Sterling Commerce, with 31 years experience in the development and marketing of commercial software products;

Cece Smith - former Chairman, Federal Reserve Bank of Dallas and co-founder and managing partner, Phillips-Smith-Machens Venture Partners;

Elizabeth Vanstory - former President of iMotors.com and Vice President of OfficeDepot.com;

Sam Wyly - manager of Ranger Capital and founder of University Computing Company, Sterling Software, Sterling Commerce and other companies.

Sam Wyly has agreed to serve as Chairman of the Board if selected by this slate of nominees following Computer Associates' 2001 Annual Meeting on August 29.

A Comprehensive Plan to Restore Credibility and Build Shareholder Value

Ranger Governance said it would reverse Computer Associates' chronic underperformance and aggressively drive innovation and new product development through its broad-based restructuring plan. Elements of the plan include:

Increase the value of the Company by reorganizing it into four independent business groups:

-Storage Management;
-Security Management;
-Systems Management; and
-Knowledge Management

This structure will enhance its ability to effectively compete, innovate, and provide standard-setting customer service and support. Once established, the Board would determine whether these separate business segments could be spun off or divested to create additional shareholder value.

Recruit or promote from within, as many as four world-class CEOs and senior management teams to run the four business groups into which Ranger Governance intends to allocate Computer Associates' 800 products. The four CEOs would not serve on the Board, ensuring the Board's ability to provide independent oversight. Computer Associates' incumbent Board currently includes three top Company executives - Charles Wang, Sanjay Kumar and Russell Artzt.

Implement a program of continuous product innovation, while actively exploring opportunities to expand Computer Associates' current mix of products and services through cost-effective strategic acquisitions and investments in research and development.

Revise corporate governance to produce impeccable business ethics and restore credibility by focusing board review and action through four committees:

-Audit and Governance;
-Human Resources and Compensation;
-Product Development and Acquisition; and
-Strategy and Organization

Each committee will be supported by independent resources to assist it in carrying out its duties.

Build a corporate culture that is customer-focused and treats valued employees with the respect that their hard work and achievement deserve.

Computer Associates' Chronic Underperformance and Inept Management

Ranger Governance said it was taking these actions because it believes the present Computer Associates Board and management team have failed to serve the interest of shareholders. Specifically, Computer Associates has:

Underperformed versus peer companies, generating a negative 11% return over the last five years;

Damaged trust by using accounting manipulations to mask poor performance;

Awarded egregious compensation packages, including more than $1 billion of Company stock to Computer Associates executives Wang, Kumar and Artzt during a five year period in which shareholders lost value;

Weakened balance sheet through excessive debt and poor working capital management; and

Abused employees and customers - as well-documented in media reports - to produce an atmosphere of fear and intimidation within the Company and a growing number of end users searching for alternatives.

"The respected and proven team we have assembled will design and implement a cohesive plan to enhance shareholder value, build credibility with current and potential customers and fully realize Computer Associates' significant potential as a leading global provider of software solutions," Wyly added.

About Ranger Governance, Ltd. Ranger Governance is an affiliate of Ranger Capital Group, a multi-manager investment fund based in Dallas, Texas. More information about Ranger Governance is available at www.rangergov.com.

Contact:
Michael Gross, Eric Andrus
212.484.7634

Important Information

Ranger Governance plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger Governance's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER GOVERNANCE ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at www.sec.gov, along with any other relevant documents. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger Governance at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow and Company at 212-754-8000, or at www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Assoicates' shareholders is available in the Soliciting Materials on Schedule 14A filed by Ranger Governance with the SEC as of the date of this press release.

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SAM WYLY CITES COMPUTER ASSOCIATES' CHRONIC ABUSE OF CUSTOMERS AND
EMPLOYEES AS MOTIVATION FOR PROXY BATTLE IN PERSONAL LETTER TO COMPANY
PRESIDENT AND CEO SANJAY KUMAR

DALLAS, June 21 - Entrepreneur Sam Wyly, manager of an investment firm that today initiated a proxy solicitation of the stockholders of Computer Associates International, Inc. (NYSE: CA), cited the company's chronic abuse of customers and employees as a driving motivation for the proxy battle in a personal letter to Computer Associates' President and CEO Sanjay Kumar sent early this morning.

Computer Associates acquired two companies started by Wyly during his career -- University Computing Company in 1987 and Sterling Software in 2000. Many Computer Associates software products were created and originally introduced to the marketplace by these companies.

In addition to nominating a slate of replacements for the current Computer Associates Board of Directors, Ranger Governance has proposed a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve the Company's relations with customers, employees and investors.

The following is the text of the letter Wyly sent to Kumar and the Computer Associates' Board of Directors earlier today.

June 21, 2001

Mr. Sanjay Kumar, President and CEO
Computer Associates International, Inc.
One Computer Associates Plaza
Islandia, NY 11749

Dear Sanjay:

A year and a half ago, when you came to my home in Dallas and said you wanted to acquire Sterling Software for Computer Associates stock, I asked you about CA's reputation for abusing its customers and employees. You told me that the company was misunderstood and that things had changed for the better.

I have come to the conclusion that things have not changed at Computer Associates, and cannot change under the current management and Board. Recent media reports and an independent study by one of the nation's top polling firms have confirmed my concerns about the way the company is being run. It is my strong belief that a company which continually abuses its customers and its employees cannot create value for its shareholders.

That is why I am writing to inform you that Ranger Governance, Ltd. is undertaking a proxy solicitation of the stockholders of Computer Associates. We intend to offer shareholders better management and increased value under the direction of a new and independent Board.

This is not personal ... it is about unlocking the potential of Computer Associates by creating a culture of innovation, accountability, extraordinary customer service, and real growth.

Sincerely,

Sam Wyly
Manager
Ranger Governance, Ltd.

cc: Charles B. Wang
Russell M. Artzt
Alfonse M. D'Amato

Willem F. P. de Vogel
Richard A. Grasso
Shirley S. Kenny
Roel Pieper, Ph.D.

About Ranger Governance, Ltd.

Ranger Governance is an affiliate of Ranger Capital Group, a multi-manager investment fund based in Dallas, Texas. More information about Ranger Governance is available at http://www.rangergov.com.

Contacts:
Michael Gross, Eric Andrus
212.484.7634

Important Information

Ranger Governance plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger Governance's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER GOVERNANCE ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at http://www.sec.gov, along with any other relevant documents. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger Governance at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow and Company at 212-754-8000, or at http://www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders is available in the Soliciting Materials on Schedule 14A filed by Ranger Governance with the SEC as of the date of this press release.

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IMPORTANT INFORMATION

        Ranger plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER ADVISES SECURITY HOLDERS TO READ RANGER'S PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at www.sec.gov, along with any other relevant documents, including the soliciting material that identifies the participants in Ranger's solicitation and describes their interests. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, calling Morrow & Co., Inc. at (212) 754-8000 or visiting Ranger's web site at www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the Solicitation is available in soliciting materials on Schedule 14A filed by Ranger with the Securities and Exchange Commission on June 29, 2001.

        This document contains expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs, including those relating to maximizing stockholder value, are the opinions and beliefs of Ranger. In addition, the Ranger nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.